UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2026

CLIMB BIO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 145 Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 857-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLYM	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting of Stockholders of Climb Bio, Inc. (the “Company”) held on June 5, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2021 Plan Amendment”) to the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) to amend the provision providing for an automatic share pool increase to include prefunded warrants in the calculation of the annual increase. The 2021 Plan Amendment had previously been adopted by the Company’s Board of Directors, subject to stockholder approval. The other terms of the 2021 Plan remain unchanged.

The description of the 2021 Plan, as amended, contained on pages 47 to 60 of the Company’s Definitive Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 24, 2026, is incorporated herein by reference. A complete copy of the 2021 Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.

The stockholders of the Company elected Alexander (Bo) Cumbo and Douglas Williams, Ph.D., to the Company’s Board of Directors, each to serve for a three-year term expiring at the 2029 annual meeting of stockholders and until his respective successor has been duly elected and qualified. The results of the stockholders’ vote with respect to such matter were as follows:

	Votes For	Votes Withheld	Broker Non- Votes
Alexander (Bo) Cumbo	26,035,689	1,395,615	7,841,185
Douglas Williams, Ph.D.	24,505,866	2,924,838	7,841,185

2.

The stockholders of the Company ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such matter were as follows:

Votes For	Votes Against	Abstentions
35,206,304	63,633	2,552

3.

The stockholders of the Company did not approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, relating to the removal of directors for “cause”. The results of the stockholders’ vote with respect to such matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
27,299,535	130,187	1,582	7,841,185

4.	The stockholders of the Company approved the 2021 Plan Amendment. The results of the stockholders’ vote with respect to such matter were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
19,604,493	7,810,582	16,229	7,841,185

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	2021 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Climb Bio, Inc.

Date: June 8, 2026	By:	/s/ Aoife Brennan
Aoife Brennan, M.B., Ch.B.
President and Chief Executive Officer